J.P. Morgan U.S. Equity Funds

JPMorgan Trust I

JPMorgan U.S. GARP Equity Fund

(All Share Classes)

(the “Fund”)

Supplement dated November 20, 2024

to the current Summary Prospectuses, Prospectuses and

Statement of Additional Information, as supplemented

As previously disclosed in a supplement dated October 2, 2024, at a special joint meeting of the shareholders held on October 2, 2024 (the “Meeting”), the shareholders and their designated proxies convened for the Meeting. At the Meeting, the proposal to change the Fund from a diversified company to a non-diversified company by eliminating the Fund’s related fundamental policy was passed with respect to the Fund and it is anticipated that the change will become effective on or about December 2, 2024.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-USGE-1124